Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form F-3 (No. 333–131387, 333-201984 and 333-208238) and on Form S-8 (No. 333-168331 and 333-206753) of Teva Pharmaceutical Industries Limited of our report dated February 11, 2016 relating to the consolidated financial statements and the effectiveness of internal control over financial reporting, which appears in this Form 20-F. We also consent to the incorporation by reference of our report dated February 11, 2016 relating to the Financial Statement Schedule, which appears in this Form 20-F.

Tel-Aviv, Israel February 11, 2016	/s/ Kesselman & Kesselman Kesselman & Kesselman Certified Public Accountants (Isr.) A member firm of PricewaterhouseCoopers International Limited